UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

Repligen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Repligen Corporation (the “Company”) was held on May 16, 2018. Proxies were solicited pursuant to the Company’s proxy statement filed on April 20, 2018, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 43,692,303. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 35,670,468, representing 81.64% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, and (iv) to approve the Repligen Corporation 2018 Stock Option and Incentive Plan (the “2018 Plan”).

The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Nicolas M. Barthelemy, Glenn L. Cooper, John G. Cox, Karen A. Dawes, Tony J. Hunt, Glenn P. Muir, and Thomas F. Ryan, Jr. were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON- VOTES
Nicolas M. Barthelemy	31,390,545	97.38%	844,676	2.62%	3,435,247
Glenn L. Cooper	31,925,304	99.04%	309,917	0.96%	3,435,247
John G. Cox	29,476,343	91.44%	2,758,878	8.56%	3,435,247
Karen A. Dawes	30,592,873	94.91%	1,642,348	5.09%	3,435,247
Glenn P. Muir	28,744,413	89.17%	3,490,808	10.83%	3,435,247
Tony J. Hunt	32,021,726	99.34%	213,495	0.66%	3,435,247
Thomas F. Ryan, Jr.	28,291,810	87.77%	3,943,411	12.23%	3,435,247

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,052,727	599,437	18,304
PERCENTAGE OF VOTED	98.26%	1.68%	0.05%

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,250,731	954,347	30,143	3,435,247
PERCENTAGE OF VOTED	96.94%	2.96%	0.09%

Proposal 4 – Approval of the Repligen Corporation 2018 Stock Option and Incentive Plan

The Repligen Corporation 2018 Stock Option and Incentive Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,190,620	1,016,057	28,544	3,435,247
PERCENTAGE OF VOTED	96.75%	3.15%	0.08%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: May 22, 2018	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer